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                            SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                         FORM 8-K

                                      CURRENT REPORT
                        FILED PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES EXCHANGE ACT OF 1934

                                       Date of Report
                   (Date of Earliest Event Reported):   August 16, 1995
                               COMMISSION FILE NO.   0-4988


                                    AEROSONIC CORPORATION
                    -----------------------------------------------------
                    (Exact name of registrant as specified in its charter)


                      Delaware                         74-1668471
                -------------------------------       -------------
               	(State or other jurisdiction of     (I.R.S. Employer
	                incorporation or organization)			   Identification No.)


         1212 No. Hercules Avenue, Clearwater, Florida          34625
         -------------------------------------------         ---------
         (Address of principal executive offices)            (Zip Code)

	                                     (813) 461-3000
                 -------------------------------------------------------
                  (Registrants telephone number, including Area Code)




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Item 4.  Changes in Registrant's Accountant.

	Aidman, Piser & Company, was previously the principal accountants for
 Aerosonic	Corporation.  On August 16, 1995, that firm's appointment as
 principal accountants	was terminated.   Additionally, on August 16, 1995,
 Coopers & Lybrand L.L.P. was	engaged as principal accountants.  The decision
 to change accountants was approved	by the Audit Committee of the Board of
 Directors.

	In connection with the audits of the two fiscal years ended January 31, 1995
 the	Aidman, Piser & Company P.A. reports, and the KPMG Peat Marwick's reports,
 contained	no adverse opinion or disclaimer of opinion, respectively, nor
 were they modified or	qualified as to uncertainty, audit scope,or accounting
 principles.

	The report of Aidman, Piser & Company, P.A. on the financial statements of
 the	Company as of  the year ended January 31, 1995 reported uncertainty as to
 the	outcome and financial impact of the patent infringement law suit.

	In connection with the audits of the two fiscal years ended January 31, 1995
 and the	subsequent interim period through August 16, 1995, there were no
 disagreements with	Aidman, Piser & Company, P.A. or  KPMG Peat Marwick on any
 matter of accounting	principles or practices, financial statement disclosure,
 or auditing scope or	procedures, which disagreements if not resolved to their
 satisfaction would have	caused them to make reference in connection with that
 opinion to the subject matter	of the disagreement.



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EXHIBITS

Exhibit No.	  Description
- - -----------   --------------------------------

     A	     The auditors' report on the financial statements of Aerosonic for the years ended January 31, 1995 performed by Aidman, Piser & Company, P.A..

     B.  	  The auditors' report on the financial statements of Aerosonic for the years ended January 31,1995 performed by KPMG Peat Marwick.

	    C.    	Exhibit 16 - Letter dated August 18, 1995, from Aidman, Piser
            & Company, P.A., the former independent certified public accountant for the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned therento duly authorized.



							    AEROSONIC CORPORATION
								       (Registrant)



          Date:   August 21, 1995
	                                                      /s/ David S. Goldman
                                                       -------------------
                                                       David S. Goldman
                                                       Chief Financial Officer